Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated November 4, 2026 to the
GMO Trust Prospectus relating to GMO Emerging Country Debt Fund and GMO Emerging Country Debt Shares Fund,
dated June 30, 2026, as revised October 20, 2026 (“Prospectus”)

GMO Emerging Country Debt Fund

The sections appearing on page 102 of the Prospectus captioned “Shareholder Fees” and “Example” are replaced in their entirety with the following:

Shareholder fees1
(fees paid directly from your investment)

	Class III	Class IV	Class VI
Purchase premium (as a percentage of amount invested)	0.50%	0.50%	0.50%
Redemption fee (as a percentage of amount redeemed)	0.50%	0.50%	0.50%

1 For additional information, see “Purchase Premiums and Redemption Fees” on page 202 of this Prospectus.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class III	$165	$304	$456	$897	$113	$248	$394	$820
Class IV	$160	$288	$428	$837	$108	$232	$367	$760
Class VI	$156	$276	$407	$789	$104	$219	$345	$712

GMO Emerging Country Debt Shares Fund

The sections appearing on page 107 of the Prospectus captioned “Shareholder Fees” and “Example” are replaced in their entirety with the following:

Shareholder fees

	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	0.50%[1]
Redemption fee (as a percentage of amount redeemed)	0.00%	0.50%[1]

1 These amounts are paid to and retained by GMO Emerging Country Debt Fund (“ECDF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs. The purchase premiums and redemption fees paid by the Fund to ECDF are indirectly borne pro rata by each Fund shareholder in connection with the Fund’s investments in, and redemptions from, ECDF (including investments or redemptions made in connection with another Fund shareholder’s purchase or redemption of Fund shares).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares		If you do not sell your shares
	1 Year	3 Years	1 Year	3 Years
Class R6	$170	$586	$118	$531
Class I	$183	$626	$131	$571

2